UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

BILL BARRETT CORPORATION

(Name of the Registrant as Specified in its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
Not applicable
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting

to be held on May 16, 2017 Bill Barrett Corporation

This communication is not a form for voting, and presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy statement and annual report, go to www.proxydocs.com/BBG. To submit your proxy while visiting this site, you will need the 12 digit control number in the box below.

Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet. We have chosen to use these procedures for our 2017 Annual Meeting and need YOUR participation.

If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s annual meeting, please make this request on or before May 6, 2017.

For a Convenient Way to VIEW Proxy Materials – and – VOTE Online go to: www.proxydocs.com/BBG

Proxy Materials Available to View or Receive:

1. Proxy Statement, including a Proxy Card    2. Annual Report

Printed materials may be requested by one of the following methods:

INTERNET www.investorelections.com/BBG	TELEPHONE (866) 648-8133		*E-MAIL paper@investorelections.com
You must use the 12 digit control number located in the shaded gray box below.		*	If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material.

ACCOUNT NO.	SHARES

Bill Barrett Corporation Notice of Annual Meeting

Date:	May 16, 2017
Time:	8:30 a.m. (Mountain Time)
Place:	1099 18th Street, Suite 2300, Denver CO 80202

The purpose of the Annual Meeting is to take action on the following proposals:

The Board of Directors recommends that you vote “FOR” the following:

1.	Election of Directors

	Nominees	01	Jim W. Mogg	03	Edmund P. Segner, III	05	Michael E. Wiley
		02	William F. Owens	04	Randy I. Stein	06	R. Scot Woodall

2.	Advisory vote on compensation of named executive officers.

3.	EVERY ONE YEAR on the advisory (non-binding) resolution regarding whether an advisory vote on the compensation of our named executive officers should be held every one, two or three years.

4.	To re-approve the 162(m) performance goals included in our 2012 Equity Incentive Plan.

5.	To ratify the selection of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2017.

6.	To approve an amendment to our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 150,000,000 to 300,000,000.